UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-04447

Brandywine Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 4166
Greenville, DE 19807
(Address of principal executive offices) (Zip code)

William F. D’Alonzo
Friess Associates, LLC
P.O. Box 4166
Greenville, Delaware 19807
(Name and address of agent for service)

(302) 656-3017
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2008

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2008

Dear Fellow Shareholders:

The March quarter was ugly. Every major market barometer fell as the Federal Reserve took unprecedented steps to forestall a financial crisis of historic proportion. About the only positive thing to say about the March quarter is that it’s over.

The Brandywine Funds began 2008 riding a string of six consecutive quarters of gains and four straight quarters of beating their benchmarks. Both streaks came to an end as holdings that held up well in the second half of last year were hit hard in the expanding downturn.

Brandywine Fund declined 14.19 percent in the March quarter versus declines in the Russell 3000 and Russell 3000 Growth Indexes of 9.52 and 10.39 percent. Brandywine Blue Fund declined 12.21 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes declined 9.44, 9.48 and 10.18 percent.

Little worked in the March quarter as turmoil in credit markets generated more multibillion-dollar write-downs, stifled new commerce and contributed to the demise of what was America’s fifth-largest investment bank, Bear Stearns. An underlying trend to the generally gloomy climate made things more difficult within the context of our earnings-driven investment approach. Higher earnings growth resulted in poorer share-price performance.

The quintile comprising the fastest-growing companies in the most expansive growth benchmark we use, the Russell 3000 Growth Index, suffered the biggest declines in the quarter. Performance improved sequentially by quintile, with the slowest-growing companies posting the smallest declines.

Strength in homebuilders epitomized this upside-down version of the world as we see it. Homebuilding was the market’s best-performing industry group in the quarter, according to Morningstar. New home sales fell to their lowest level in 13 years in February.

Gains in homebuilding stocks showed investors acting on beliefs in future events without tangible evidence to support them. While there were instances where companies in the Brandywine Funds missed earnings targets, many holdings that hurt performance were deemed damaged based on the market’s worst expectations for the economy rather than their company-specific prospects.

Technology holdings, which represented the largest percentage of assets in Brandywine and Brandywine Blue at the start of the quarter, detracted most from performance. Graphics-chip maker NVIDIA Corp. was the biggest drag on results in both Funds.

NVIDIA exceeded expectations with 39 percent January-quarter earnings growth, capping off a record fiscal year. On its earnings call, the company gave no indication that it believed demand was waning. In fact, NVIDIA said an increase in operating expenses in the quarter reflected its efforts to quickly respond to demand that outstripped supply for a new product. Still, investors turned harshly on the company due to the rise in costs and concerns about competition in the laptop category, prompting us to sell.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	-14.19	-12.21
One Year	1.53	5.87
Five Years	100.43	103.79
Ten Years	95.05	104.95
Inception	1415.27*	749.97**

Annualized Total Return
Five Years	14.92	15.30
Ten Years	6.91	7.44
Inception	12.99*	13.23**
*12/30/85    **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.12%
***As stated in the Prospectus dated January 31, 2008

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Communications equipment maker Harris Corp. (Brandywine) also received harsh treatment after guiding earnings expectations to the low end of its previously provided range for its fiscal year ending in June due to cost overruns on commercial satellite projects. Harris offset much of the cost increase by increasing operating earnings guidance, driven by robust growth in its RF Communications segment. What amounted to a net charge of $20 million cost Harris more than $1.3 billion in market value. We capitalized on the sell-off as an opportunity to buy more shares.

Industrial holdings weighed on performance as investors questioned the sector’s ongoing strength amid increasing economic uncertainty. BE Aerospace (Brandywine), Cummins (Brandywine Blue) and Rockwell Collins (both Funds) led the group’s decline.

BE Aerospace beat estimates with 35 percent December-quarter earnings growth, but faced pressure as the deteriorating economic environment stoked concerns about whether airlines would continue to commit to new upgrade projects. Our research prompted us to sell engine maker Cummins two weeks prior to the company reporting December-quarter earnings below expectations due to decreasing production of Dodge Ram pickups. Despite topping earnings estimates with 22 percent growth, Rockwell Collins shares slid on concerns about the business jet market, which we believe remains solid thanks to international demand.

Energy-related holdings were a bright spot, gaining ground in both Funds. Brandywine benefited from coal producers Walter Industries and Alpha Natural Resources as well as Petrohawk Energy, an onshore oil and gas producer, and Superior Energy Services, which provides equipment and services to drillers. New additions funded in part by sales of technology holdings, including Nabors Industries and Denbury Resources, joined Weatherford International, Arch Coal and Consol Energy as positive influences on Brandywine Blue’s results.

For more on the holdings that influenced March-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.

We send our sincere thanks to Robert Birch, who served on the Brandywine Funds board for more than seven years prior to retiring during the March quarter. Robert was an insightful and dedicated director, and we will miss the regular opportunities to interact with him that his service to shareholders afforded us.

We bolstered your team’s research firepower in the quarter with the additions of Roy Smith and Robert Strauss. Roy most recently managed two portfolios for Pequot Capital Management, a firm with $6.9 billion in assets. Robert came to us by way of Greenville Capital Management, where he served as senior vice president and portfolio manager.

Both Roy and Robert have strong backgrounds in individual-company research that we believe position them to contribute quickly at a time when stock prices represent a compelling value relative to earnings.

While we’re disappointed with results for the quarter, we’re also confident in our ability to navigate the evolving environment by consistently applying our investment strategy. The same strategy that drove market-beating results in the December quarter simply didn’t fare well in the March quarter. Longer-term results for the Brandywine Funds reflect the benefits of sticking to their approach in the face of change.

Guided by individual-company earnings trends, Brandywine and Brandywine Blue grew 14.92 and 15.30 percent annualized in the five years through March, outpacing the best of their respective benchmarks by 2.85 and 3.44 percentage points each year on average. Both Funds also led their benchmarks in the corresponding one, three and 10 years.

Five Year Performance

Annualized Total Returns, March 31, 2003 through March 31, 2008.

Troubles in the housing and credit markets remain threats to investor sentiment and the economy. The environment isn’t conducive to acting on best guesses as to what could happen by year’s end or trying to extrapolate a company’s current results into the future. Employing an approach that leads us to start each new day by performing exhaustive research to challenge the assumptions we made the day before enables us to adapt as conditions change.

Thanks for your continued confidence!

Bill D’Alonzo
Brandywine Funds President	April 4, 2008

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Oracle Corp.	+12.6%	6.	Potash Corporation of Saskatchewan Inc.	+5.8%
2.	Thermo Fisher Scientific, Inc.	+47.8%	7.	Teva Pharmaceutical Industries Ltd. SP-ADR	+9.3%
3.	McDermott International, Inc.	+645.8%	8.	Rockwell Collins, Inc.	+6.3%
4.	The Mosaic Co.	-2.8%	9.	Freeport-McMoRan Copper & Gold, Inc.	-5.5%
5.	Harris Corp.	+23.0%	10.	Costco Wholesale Corp.	+6.7%

Earnings Growth	Your Companies’ Market Capitalization

All figures are dollar weighted and based on data from Baseline. March 31, 2008.

Top Ten Industry Groups

Brandywine Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Walter Industries, Inc.	$23.4	41.0
The producer of metallurgical (met) coal for the steel industry beat December-quarter earnings expectations by 10 percent. End-market pricing for met coal is reaching record levels, and Walter Industries benefits from having roughly half of its 2008/2009 contract season production still open to negotiation. Given that coal is U.S. dollar denominated, continued weakness in the dollar also contributes to the company’s favorable position against foreign competitors.

Urban Outfitters, Inc.	$14.0	11.4
The style-minded retailer of apparel and home accessories grew January-quarter earnings 52 percent, beating estimates. Despite a tough retail environment, same-store sales for the company’s Urban Outfitters, Anthropologie and Free People divisions grew 6, 18 and 19 percent. Catalog and website sales jumped 39 percent. We sold Urban Outfitters during the quarter when shares reached our target price.

Visa Inc.	$10.8	41.7
We purchased shares of the payment-card network operator when they were first offered to the public during the quarter. The company benefits from the increasing use of credit and debit transactions for payment and, importantly, does not absorb the default risk associated with credit transactions. Visa set a record for U.S. initial public offerings by raising $17.9 billion on its first day of trading.

Potash Corporation of Saskatchewan Inc.	$6.8	5.8
The world’s leading producer of potash, with 22 percent of the total production capacity, grew December-quarter earnings 109 percent to $1.11 per share, beating estimates by 13 percent. Fertilizer-industry fundamentals remain favorable as worldwide demand remains elevated for grains and oilseeds used to produce food and fuel. With global producers at full capacity and limited opportunity for expansion, Potash is in a favorable position to benefit from volume and pricing leverage.

Cabot Oil & Gas Corp.	$6.6	7.1
Purchased during the quarter, the independent oil and gas producer grew December-quarter earnings 25 percent, beating estimates. Cabot is leveraged to elevated natural gas prices through continued success with its horizontal drilling program at County Line in east Texas. We also feel its initial successes in Appalachia’s Marcellus shale area are underappreciated, particularly as the company begins drilling horizontal wells.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
NVIDIA Corp.	$46.5	40.7
The manufacturer of high-level graphics chips for personal computers and gaming consoles grew January-quarter earnings 39 percent, beating expectations. Despite strong fundamentals and a favorable outlook for the April quarter, shares fell on perceptions that competitor Advanced Micro Devices would gain back market share in the notebook category. We sold NVIDIA as these perceptions and a difficult environment for tech stocks clouded visibility.

Harris Corp.	$37.1	22.6
The maker of communications devices used by the military grew December-quarter earnings 28 percent, beating estimates by 7 percent. Although the company’s organic growth and earnings continue to surpass expectations, investors were disappointed by higher costs related to the company’s commercial satellite reflector program. We believe the company’s outlook remains solid, so we added to our position on the weakness.

BE Aerospace, Inc.	$36.4	34.2
The world’s largest maker of aircraft cabin interiors grew December-quarter earnings 59 percent, exceeding estimates. The company has not wavered from healthy revenue and earnings guidance and consensus estimates remain unchanged, but shares fell as broad concerns impacted the airline industry. While soaring fuel prices and a slowing economy feed fears that a strong new order cycle for business and commercial aircraft could be cut short, BE Aerospace continues to win new business.

Suntech Power Holdings Co., Ltd. ADR	$35.9	37.4
The manufacturer of photovoltaic cells and modules used in solar-powered panels grew December-quarter earnings 26 percent. We sold Suntech in January as increasing market volatility and slowing overall economic growth prompted us to reconsider our target price. We locked in a substantial overall gain from our initial purchase despite shares giving up ground this year.

Oracle Corp.	$33.9	13.4
The developer of database management systems and enterprise software grew February-quarter earnings 20 percent. Shares fell as lower-than-anticipated growth in new software application licenses created worries that slowing economic growth would weigh on future profitability. We continue to believe that Oracle is better positioned than most software companies to weather near-term challenges because of the way its expansive portfolio of products is integrated into its customers’ operations.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	The Mosaic Co.	-3.2%	6.	Potash Corporation of Saskatchewan Inc.	+4.2%
2.	Thermo Fisher Scientific, Inc.	+29.5%	7.	Freeport-McMoRan Copper & Gold, Inc.	-4.0%
3.	Costco Wholesale Corp.	+4.3%	8.	Gilead Sciences, Inc.	+39.0%
4.	Teva Pharmaceutical Industries Ltd. SP-ADR	+10.5%	9.	Weatherford International Ltd.	+9.4%
5.	Oracle Corp.	+5.1%	10.	Avon Products, Inc.	+0.7%

Earnings Growth	Your Companies’ Market Capitalization

All figures are dollar weighted and based on data from Baseline. March 31, 2008.

Top Ten Industry Groups

Brandywine Blue Fund
March Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Gilead Sciences, Inc.	$14.1	12.6
The developer of anti-infective drugs, including approved products for the treatment of HIV/AIDS, hepatitis B, fungal infections and influenza, topped December-quarter earnings estimates. Gilead benefits from its dominance in the HIV/AIDS market as the increasing rate of diagnoses for the disease drives sales of its Atripla and Truvada drugs. We expect the Atripla launch in Europe and the launch of Viread for hepatitis to aid top-line growth.

Visa Inc.	$9.5	41.7
We purchased shares of the payment-card network operator when they were first offered to the public during the quarter. The company benefits from the increasing use of credit and debit transactions for payment and, importantly, does not absorb the default risk associated with credit transactions. Visa set a record for U.S. initial public offerings by raising $17.9 billion on its first day of trading.

ABB Ltd. SP-ADR	$7.1	9.6
The world’s largest maker of electrical power networks grew December-quarter earnings 74 percent. Revenues increased 21 percent as strong order growth was fueled by continuous demand for power transmission and distribution products and systems, particularly from emerging markets. Concerns associated with the departure of ABB’s Chief Executive and rumors of a large acquisition subsided during the quarter, allowing investors to refocus on fundamentals.

Celgene Corp.	$6.7	11.9
Purchased during the quarter, the pharmaceutical maker focused on cell-based therapies grew December-quarter earnings 72 percent. The company’s Revlimid drug used to treat multiple myeloma continues to drive results, expand its geographic reach and offer vast potential for additional uses. Celgene’s recent acquisition of Pharmion further solidifies this firm’s strategic focus on blood-related cancer therapies.

Nabors Industries Ltd.	$6.7	8.5
We purchased the world’s largest onshore oil and natural gas contract driller on weakness during the quarter. Shares rose on early indications of rig count increases, expanding capital budgets and overall tightening in the market for natural gas. Demand for the company’s high-specification rigs remains solid and international operations continue to show healthy growth.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
NVIDIA Corp.	$49.9	38.6
The manufacturer of high-level graphics chips for personal computers and gaming consoles grew January-quarter earnings 39 percent, beating expectations. Despite strong fundamentals and a favorable outlook for the April quarter, shares fell on perceptions that competitor Advanced Micro Devices would gain back market share in the notebook category. We sold NVIDIA as these perceptions and a difficult environment for tech stocks clouded visibility.

Apple, Inc.	$38.6	27.3
The maker of personal computing products grew December-quarter earnings 54 percent, beating estimates. Revenue growth of 35 percent also exceeded expectations. Despite solid fundamentals, shares fell as signs of a sluggish economy fueled concerns about discretionary consumer purchases. Your team sold Apple to fund an idea with better near-term earnings visibility.

Intel Corp.	$36.5	25.7
The microchip manufacturer grew December-quarter earnings 64 percent, beating estimates. Conservative forward guidance raised concerns that restrained consumer spending could impact demand for Intel’s core computing and flash memory products. We sold Intel to fund an idea with better near-term earnings visibility.

Dell Inc.	$32.6	19.0
The maker of computers, servers and software products lost ground as efforts to lower operating expenses and move aggressively into the retail channel coincided with slower economic growth in the U.S. We sold Dell when our research picked up mixed signals from customers and, in particular, evidence of spending cuts by large corporate accounts.

Cummins Inc.	$26.5	24.7
The manufacturer of engines used for trucks and electric power generation systems has growth opportunities related to its transition from a North American truck stock to a global leader in power generation and emissions control. Still, shares lost ground in step with the softness in the domestic truck market. We sold Cummins prior to its reporting December-quarter earnings below expectations after our research confirmed decreasing production of Dodge Ram pickups.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
March 31, 2008
(Unaudited)

Shares		Cost	Value
Common Stocks - 99.4% (a)
CONSUMER DISCRETIONARY
	Advertising - 0.1%
124,800	National CineMedia, Inc.	$2,774,155	$2,805,504
	Apparel Retail - 1.1%
1,657,000	Aeropostale, Inc.*	42,255,195	44,921,270
	Computer & Electronics Retail - 1.4%
1,119,000	GameStop Corp.*	56,003,658	57,863,490
	Distributors - 0.3%
465,600	LKQ Corp.*	7,254,758	10,462,032
	Footwear - 0.3%
665,300	Iconix Brand Group, Inc.*	12,526,690	11,542,955
	Home Improvement Retail - 0.1%
280,100	Lumber Liquidators, Inc.*	3,003,761	2,969,060
	Hotels, Resorts & Cruise Lines - 1.8%
2,247,800	Royal Caribbean Cruises Ltd.	88,892,584	73,952,620
	Movies & Entertainment - 0.1%
85,000	Marvel Entertainment, Inc.*	2,320,619	2,277,150
	Restaurants - 0.7%
1,051,300	Burger King Holdings Inc.	26,273,195	29,078,958
	Total Consumer Discretionary	241,304,615	235,873,039
	This sector is 2.3% below your Fund’s cost.
CONSUMER STAPLES
	Household Products - 1.6%
1,182,900	Church & Dwight Co., Inc.	64,426,094	64,160,496
	Hypermarkets & Super Centers - 3.6%
895,700	BJ’s Wholesale Club, Inc.*	30,765,345	31,967,533
1,754,900	Costco Wholesale Corp.	106,846,681	114,015,853
	Personal Products - 4.3%
1,749,000	Avon Products, Inc.	68,326,056	69,155,460
1,874,600	Bare Escentuals, Inc.*	49,521,346	43,903,132
1,347,000	Herbalife Ltd.	64,022,698	63,982,500
	Total Consumer Staples	383,908,220	387,184,974
	This sector is 0.9% above your Fund’s cost.
ENERGY
	Integrated Oil & Gas - 0.1%
149,000	SandRidge Energy Inc.*	3,874,000	5,833,350
	Oil & Gas Drilling - 0.1%
82,400	Hercules Offshore, Inc.*	2,032,404	2,069,888
	Oil & Gas Equipment & Services - 3.6%
1,159,900	Acergy SA SP-ADR	24,590,184	24,763,865
397,300	Core Laboratories N.V.*	44,002,418	47,397,890
967,700	Oceaneering International, Inc.*	44,801,704	60,965,100
402,700	Willbros Group, Inc.*	13,683,881	12,322,620
	Oil & Gas Exploration & Production - 3.5%
1,952,000	Cabot Oil & Gas Corp.	92,661,901	99,239,680
1,368,400	EXCO Resources, Inc.*	22,891,352	25,315,400
922,400	Petrohawk Energy Corp.*	13,906,136	18,604,808
	Total Energy	262,443,980	296,512,601
	This sector is 13.0% above your Fund’s cost.
FINANCIALS
	Investment Banking & Brokerage - 0.7%
487,400	GFI Group Inc.	40,847,779	27,928,020
	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.*	1,024,450	1,125,047
	Total Financials	41,872,229	29,053,067
	This sector is 30.6% below your Fund’s cost.
HEALTH CARE
	Health Care Equipment - 2.0%
913,500	Gen-Probe Inc.*	54,116,678	44,030,700
741,300	Hospira, Inc.*	29,452,956	31,705,401
536,300	Thoratec Corp.*	8,842,147	7,663,727
	Health Care Facilities - 2.6%
2,552,200	Community Health Systems Inc.*	90,629,533	85,677,354
649,200	Psychiatric Solutions, Inc.*	20,414,239	22,020,864
	Health Care Services - 1.2%
716,700	Pediatrix Medical Group, Inc.*	46,161,247	48,305,580
	Health Care Supplies - 0.7%
283,100	DENTSPLY International Inc.	11,620,156	10,927,660
798,200	Immucor, Inc.*	23,887,320	17,033,588
	Life Sciences Tools & Services - 7.8%
1,155,700	Charles River Laboratories International, Inc.*	74,528,635	68,116,958
484,700	Covance Inc.*	41,488,581	40,215,559
3,254,600	Thermo Fisher Scientific, Inc.*	125,176,979	184,991,464
425,200	Varian Inc.*	29,219,491	24,627,584
	Pharmaceuticals - 3.9%
80,200	K-V Pharmaceutical Co.*	1,917,092	2,001,792
947,400	Perrigo Co.	35,746,411	35,745,402
2,630,700	Teva Pharmaceutical Industries Ltd. SP-ADR	111,172,334	121,512,033
	Total Health Care	704,373,799	744,575,666
	This sector is 5.7% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
March 31, 2008
(Unaudited)

Shares		Cost	Value
Common Stocks - 99.4% (a) (Continued)
INDUSTRIALS
	Aerospace & Defense - 4.7%
1,736,400	BE Aerospace, Inc.*	$76,435,713	$60,687,180
253,600	DRS Technologies, Inc.	14,450,435	14,779,808
2,055,300	Rockwell Collins, Inc.	110,468,818	117,460,395
	Construction & Engineering - 2.5%
668,600	EMCOR Group, Inc.*	20,151,468	14,849,606
69,400	Fluor Corp.	9,055,839	9,796,504
1,601,000	Shaw Group Inc.*	94,339,319	75,471,140
	Construction & Farm Machinery & Heavy Trucks - 0.6%
643,900	Wabtec Corp. d/b/a Westinghouse Air Brake Technologies Corp.	25,652,271	24,249,274
	Diversified Commercial & Professional Services - 1.8%
2,140,600	Corrections Corporation of America*	57,277,557	58,909,312
554,300	The Geo Group Inc.*	16,720,399	15,764,292
	Environmental & Facilities Services - 1.2%
1,159,650	Republic Services, Inc.	31,048,141	33,908,166
545,250	Waste Connections, Inc.*	12,526,446	16,760,985
	Heavy Electrical Equipment - 0.5%
742,200	ABB Ltd. SP-ADR	18,098,436	19,980,024
	Human Resource & Employment Services - 0.6%
463,900	Watson Wyatt Worldwide Inc.	22,558,204	26,326,325
	Industrial Conglomerates - 5.6%
2,716,000	McDermott International, Inc.*	19,964,788	148,891,120
1,282,400	Walter Industries, Inc.	54,185,683	80,316,712
	Industrial Machinery - 1.6%
293,200	Chart Industries, Inc.*	6,230,500	9,921,888
303,200	Flowserve Corp.	29,731,487	31,648,016
205,800	Middleby Corp.*	14,782,168	12,839,862
382,400	Robbins & Myers, Inc.	13,641,069	12,485,360
	Marine - 1.3%
364,700	Eagle Bulk Shipping Inc.	5,082,250	9,394,672
196,400	Genco Shipping & Trading Ltd.	11,336,578	11,082,852
340,300	Kirby Corp.*	12,426,396	19,397,100
1,590,300	Navios Maritime Holdings, Inc.	22,107,101	14,757,984
	Marine Ports & Services - 0.5%
613,800	Aegean Marine Petroleum Network Inc.	20,332,965	20,998,098
	Total Industrials	718,604,031	860,676,675
	This sector is 19.8% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 0.6%
1,480,800	Nuance Communications, Inc.*	27,008,844	25,780,728
	Communications Equipment - 5.8%
4,535,900	Corning Inc.	103,602,065	109,043,036
2,624,800	Harris Corp.	103,574,334	127,381,544
105,800	Powerwave Technologies, Inc.*	365,698	269,790
	Data Processing & Outsourced Services - 4.4%
1,525,300	Affiliated Computer Services, Inc.*	77,002,766	76,432,783
672,800	CyberSource Corp.*	10,670,687	9,829,608
1,466,400	Fidelity National Information Services, Inc.	55,500,252	55,928,496
586,300	Visa Inc.*	25,797,200	36,561,668
	Electronic Equipment Manufacturers - 1.7%
709,800	Mettler-Toledo International Inc.*	79,506,864	68,935,776
	Electronic Manufacturing Services - 0.4%
1,019,100	Benchmark Electronics, Inc.*	17,337,927	18,292,845
	IT Consulting & Other Services - 0.5%
383,800	CACI International Inc.*	18,835,821	17,482,090
142,300	SAIC, Inc.*	2,637,046	2,645,357
	Semiconductors - 0.4%
446,000	Atheros Communications*	12,965,570	9,294,640
237,900	Silicon Laboratories Inc.*	7,438,943	7,503,366
	Systems Software - 8.2%
365,300	BMC Software, Inc.*	12,222,517	11,879,556
3,401,000	Check Point Software Technologies Ltd.*	74,976,254	76,182,400
757,100	MICROS Systems, Inc.*	25,781,556	25,483,986
11,241,100	Oracle Corp.*	195,286,514	219,875,916
	Total Information Technology	850,510,858	898,803,585
	This sector is 5.7% above your Fund’s cost.
MATERIALS
	Aluminum - 0.9%
537,100	Century Aluminum Co.*	34,863,018	35,577,504
	Diversified Chemicals - 2.3%
1,702,000	FMC Corp.	93,165,367	94,443,980
	Diversified Metals & Mining - 2.8%
1,200,900	Freeport-McMoRan Copper & Gold, Inc.	122,282,750	115,550,598
	Fertilizers & Agricultural Chemicals - 6.4%
1,321,700	The Mosaic Co.*	139,561,992	135,606,420
803,500	Potash Corporation of Saskatchewan Inc.	117,864,475	124,711,235
	Metal & Glass Containers - 2.2%
3,601,200	Crown Holdings, Inc.*	87,758,623	90,606,192
	Total Materials	595,496,225	596,495,929
	This sector is 0.2% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
March 31, 2008
(Unaudited)

Shares/Principal Amount		Cost	Value
Common Stocks - 99.4% (a) (Continued)
TELECOMMUNICATION SERVICES
	Wireless Telecommunication Services - 0.3%
749,500	Syniverse Holdings Inc.*	$13,467,851	$12,486,670
	Total Telecommunication Services	13,467,851	12,486,670
	This sector is 7.3% below your Fund’s cost.
	Total common stocks	3,811,981,808	4,061,662,206

Short-Term Investments - 2.0% (a)
	Federal Agencies - 1.9%
$77,000,000	Federal Home Loan Bank, due 4/01/08,
	discount of 1.50%	77,000,000	77,000,000
	Variable Rate Demand Note - 0.1%
3,859,363	U.S. Bank, N.A., 2.40%	3,859,363	3,859,363
	Total short-term investments	80,859,363	80,859,363
	Total investments	$3,892,841,171	4,142,521,569
	Liabilities, less cash and
	receivables (1.4%) (a)		(55,495,623)
	Net Assets		$4,087,025,946
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,087,025,946 ÷ 130,211,775
	shares outstanding)		$31.39

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Fund, Inc.
Statement of Operations
For the Six Months Ended March 31, 2008
(Unaudited)

Income:
Dividends	$11,152,889
Interest	3,252,384
Total income	14,405,273

Expenses:
Management fees	22,642,495
Transfer agent fees	1,120,096
Administrative and accounting services	238,971
Printing and postage expense	189,585
Custodian fees	166,437
Board of Directors fees and expenses	77,202
Insurance expense	43,200
Registration fees	34,481
Professional fees	34,016
Other expenses	8,639
Total expenses	24,555,122
Net Investment Loss	(10,149,849)
Net Realized Gain on Investments	93,899,600
Net Decrease in Unrealized Appreciation on Investments	(686,235,143)
Net Loss on Investments	(592,335,543)
Net Decrease in Net Assets Resulting From Operations	$(602,485,392)

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2008 (Unaudited)
and for the Year Ended September 30, 2007

	2008	2007
Operations:
Net investment loss	$(10,149,849)	$(23,464,966)
Net realized gain on investments	93,899,600	571,371,370
Net (decrease) increase in unrealized appreciation on investments	(686,235,143)	531,009,089
Net (decrease) increase in net assets resulting from operations	(602,485,392)	1,078,915,493

Distributions to Shareholders:
Distributions from net realized gains ($5.22252 and $0.24662 per share, respectively)	(628,623,195)	(30,419,122)
Fund Share Activities:
Proceeds from shares issued (7,615,586 and 9,363,718 shares, respectively)	270,243,292	347,355,401
Net asset value of shares issued in distributions reinvested (15,978,665 and 840,556 shares, respectively)	599,258,536	28,878,771
Cost of shares redeemed (11,771,904 and 17,804,121 shares, respectively)	(402,634,908)	(639,755,297)
Net increase (decrease) in net assets derived from Fund share activities	466,866,920	(263,521,125)

Total (Decrease) Increase	(764,241,667)	784,975,246

Net Assets at the Beginning of the Period	4,851,267,613	4,066,292,367
Net Assets at the End of the Period	$4,087,025,946	$4,851,267,613
(Includes accumulated net investment loss of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2008		Years Ended September 30,
	(Unaudited)		2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$40.98		$32.27	$31.50	$24.19	$21.30	$19.08
Income from investment operations:
Net investment loss(1)	(0.08)		(0.19)	(0.10)	(0.08)	(0.13)	(0.10)
Net realized and unrealized (losses) gains on investments	(4.29)		9.15	0.87	7.39	3.02	2.32
Total from investment operations	(4.37)		8.96	0.77	7.31	2.89	2.22

Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(5.22)		(0.25)	—	—	—	—
Total from distributions	(5.22)		(0.25)	—	—	—	—
Net asset value, end of period	$31.39		$40.98	$32.27	$31.50	$24.19	$21.30
TOTAL RETURN	(12.54	%)(a)	27.90%	2.44%	30.22%	13.57%	11.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	4,087,026		4,851,268	4,066,292	3,995,582	3,586,793	3,385,590
Ratio of expenses to average net assets	1.09	%(b)	1.08%	1.08%	1.08%	1.08%	1.09%
Ratio of net investment loss
to average net assets	(0.45	%)(b)	(0.54%)	(0.31%)	(0.25%)	(0.55%)	(0.53%)
Portfolio turnover rate	99.1	%(a)	161.5%	199.9%	183.4%	247.0%	279.3%

(1)	Net investment loss per share was calculated using average shares outstanding.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 03/31/08, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation.

You cannot invest directly in an index. As of March 31, 2008, the Russell 3000 Index’s average annual total returns for 1, 5 and 10 years were -6.06, 12.07 and 3.88 percent; the Russell 3000 Growth Index’s -1.45, 10.26 and 1.29 percent; the Russell 1000 Index’s were -5.40, 11.86 and 3.83 percent; the Russell 1000 Growth Index’s were  -0.75, 9.96 and 1.28 percent; and the S&P 500 Index’s were -5.08, 11.31 and 3.50 percent.

Brandywine Blue Fund
Statement of Net Assets
March 31, 2008
(Unaudited)

Shares		Cost	Value
Common Stocks - 95.1% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 0.5%
966,000	The Gap, Inc.	$18,815,709	$19,010,880
	Computer & Electronics Retail - 2.0%
1,389,600	GameStop Corp.*	70,873,001	71,856,216
	Hotels, Resorts & Cruise Lines - 2.5%
2,703,200	Royal Caribbean Cruises Ltd.	108,491,871	88,935,280
	Total Consumer Discretionary	198,180,581	179,802,376
	This sector is 9.3% below your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 2.7%
2,421,800	CVS Caremark Corp.	98,177,079	98,107,118
	Food Retail - 2.4%
3,377,100	Kroger Co.	87,034,756	85,778,340
	Hypermarkets & Super Centers - 4.2%
2,364,100	Costco Wholesale Corp.	147,320,919	153,595,577
	Personal Products - 3.1%
2,871,700	Avon Products, Inc.	112,752,187	113,547,018
	Total Consumer Staples	445,284,941	451,028,053
	This sector is 1.3% above your Fund’s cost.
ENERGY
	Coal & Consumable Fuels - 4.1%
1,665,900	Arch Coal, Inc.	69,502,922	72,466,650
1,462,200	Peabody Energy Corp.	78,663,484	74,572,200
	Oil & Gas Drilling - 4.6%
2,548,500	Nabors Industries Ltd.*	79,341,984	86,062,845
601,472	Transocean, Inc.	77,121,382	81,319,015
	Oil & Gas Equipment & Services - 3.7%
388,100	Halliburton Co.	14,012,016	15,263,973
1,620,400	Weatherford International Ltd.*	107,361,970	117,430,388
	Total Energy	426,003,758	447,115,071
	This sector is 5.0% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 5.2%
1,038,600	Celgene Corp.*	56,912,397	63,655,794
2,443,100	Gilead Sciences, Inc.*	90,596,845	125,892,943
	Health Care Equipment - 4.0%
1,107,290	Hospira, Inc.*	44,611,596	47,358,793
2,244,500	St. Jude Medical, Inc.*	93,109,909	96,939,955
	Health Care Supplies - 0.5%
461,800	DENTSPLY International Inc.	18,960,363	17,825,480
	Life Sciences Tools & Services - 4.4%
2,781,800	Thermo Fisher Scientific, Inc.*	122,101,944	158,117,512
	Pharmaceuticals - 6.4%
1,497,000	Allergan, Inc.	98,110,700	84,415,830
3,195,900	Teva Pharmaceutical Industries Ltd. SP-ADR	133,649,569	147,618,621
	Total Health Care	658,053,323	741,824,928
	This sector is 12.7% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 6.7%
927,000	Goodrich Corp.	55,694,842	53,311,770
225,100	Honeywell International Inc.	12,734,155	12,700,142
1,247,500	Raytheon Co.	76,367,864	80,600,975
1,648,900	Rockwell Collins, Inc.	92,601,577	94,234,635
	Construction & Engineering - 3.1%
796,600	Fluor Corp.	77,394,325	112,448,056
	Electrical Components & Equipment - 2.5%
1,788,400	Emerson Electric Co.	92,843,977	92,031,064
	Heavy Electrical Equipment - 2.2%
3,020,000	ABB Ltd. SP-ADR	74,170,191	81,298,400
	Industrial Conglomerates - 0.6%
413,000	McDermott International, Inc.*	16,986,140	22,640,660
	Industrial Machinery - 0.4%
140,200	Flowserve Corp.	14,990,803	14,634,076
	Railroads - 2.3%
1,307,600	Canadian Pacific Railway Ltd.	91,878,304	84,065,604
	Total Industrials	605,662,178	647,965,382
	This sector is 7.0% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Communications Equipment - 3.6%
4,058,500	Corning Inc.	94,054,579	97,566,340
685,400	Harris Corp.	33,531,867	33,262,462
	Data Processing & Outsourced Services - 2.6%
1,644,800	Fidelity National Information Services, Inc.	65,960,543	62,732,672
516,200	Visa Inc.*	22,712,800	32,190,232
	IT Consulting & Other Services - 0.1%
125,500	SAIC, Inc.*	2,318,265	2,333,045

Brandywine Blue Fund
Statement of Net Assets (Continued)
March 31, 2008
(Unaudited)

Shares/Principal Amount		Cost	Value
Common Stocks - 95.1% (a) (Continued)
	Systems Software - 6.9%
411,100	BMC Software, Inc.*	$13,791,335	$13,368,972
3,249,100	Microsoft Corp.	104,972,104	92,209,458
7,326,900	Oracle Corp.*	136,321,620	143,314,164
	Total Information Technology	473,663,113	476,977,345
	This sector is 0.7% above your Fund’s cost.
MATERIALS
	Diversified Metals & Mining - 3.7%
1,395,000	Freeport-McMoRan Copper & Gold, Inc.	139,782,255	134,226,900
	Fertilizers & Agricultural Chemicals - 8.1%
1,550,600	The Mosaic Co.*	164,417,265	159,091,560
867,885	Potash Corporation of Saskatchewan Inc.	129,233,796	134,704,431
	Metal & Glass Containers - 2.0%
1,311,600	Owens-Illinois, Inc.*	73,491,517	74,013,588
	Total Materials	506,924,833	502,036,479
	This sector is 1.0% below your Fund’s cost.
	Total common stocks	3,313,772,727	3,446,749,634

Short-Term Investments - 5.3% (a)
	Federal Agencies - 5.2%
$187,000,000	Federal Home Loan Bank, due 4/01/08,
	discount of 1.50%	187,000,000	187,000,000
	Variable Rate Demand Note - 0.1%
4,221,926	U.S. Bank, N.A., 2.40%	4,221,926	4,221,926
	Total short-term investments	191,221,926	191,221,926
	Total investments	$3,504,994,653	3,637,971,560
	Liabilities, less cash and
	receivables (0.4%) (a)		(13,499,771)
	Net Assets		$3,624,471,789
	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($3,624,471,789 ÷ 116,987,247
	shares outstanding)		$30.98

*	Non-dividend paying security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts

Statement of Operations
For the Six Months Ended March 31, 2008
(Unaudited)

Income:
Dividends	$14,977,872
Interest	4,583,085
Total income	19,560,957
Expenses:
Management fees	17,615,593
Transfer agent fees	1,252,873
Printing and postage expense	470,115
Administrative and accounting services	179,333
Registration fees	157,582
Custodian fees	102,054
Board of Directors fees and expenses	50,354
Professional fees	33,771
Insurance expense	24,345
Other expenses	7,317
Total expenses	19,893,337
Net Investment Loss	(332,380)
Net Realized Loss on Investments	(78,585,006)
Net Decrease in Unrealized Appreciation on Investments	(296,593,606)
Net Loss on Investments	(375,178,612)
Net Decrease in Net Assets Resulting From Operations	$(375,510,992)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Statements of Changes in Net Assets
For the Six Months Ended March 31, 2008 (Unaudited)
and for the Year Ended September 30, 2007

	2008	2007
Operations:
Net investment loss	$(332,380)	$(1,501,448)
Net realized (loss) gain on investments	(78,585,006)	310,831,452
Net (decrease) increase in unrealized appreciation on investments	(296,593,606)	291,276,771
Net (decrease) increase in net assets resulting from operations	(375,510,992)	600,606,775

Distributions to Shareholders:
Distributions from net realized gains ($3.86974 and $1.09995 per share, respectively)	(356,221,835)	(67,271,293)
Fund Share Activities:
Proceeds from shares issued (33,700,339 and 37,213,824 shares, respectively)	1,136,229,519	1,262,161,344
Net asset value of shares issued in distributions reinvested (8,447,066 and 1,820,755 shares, respectively)	303,519,359	57,780,654
Cost of shares redeemed (11,707,873 and 12,076,689 shares, respectively)	(387,825,124)	(405,492,302)
Net increase in net assets derived from Fund share activities	1,051,923,754	914,449,696
Total Increase	320,190,927	1,447,785,178

Net Assets at the Beginning of the Period	3,304,280,862	1,856,495,684
Net Assets at the End of the Period	$3,624,471,789	$3,304,280,862
(Includes accumulated net investment loss of $0 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2008		Years Ended September 30,
	(Unaudited)		2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$38.18		$31.15	$31.33	$25.21	$21.40	$18.30

Income from investment operations:
Net investment loss(1)	(0.00	)*	(0.02)	(0.00)*	(0.04)	(0.08)	(0.08)
Net realized and unrealized (losses) gains on investments	(3.33)		8.15	0.96	6.16	3.89	3.18
Total from investment operations	(3.33)		8.13	0.96	6.12	3.81	3.10
Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(3.87)		(1.10)	(1.14)	—	—	—
Total from distributions	(3.87)		(1.10)	(1.14)	—	—	—
Net asset value, end of period	$30.98		$38.18	$31.15	$31.33	$25.21	$21.40
TOTAL RETURN	(10.02	%)(a)	26.82%	3.47%	24.28%	17.80%	16.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	3,624,472		3,304,281	1,856,496	1,230,936	531,516	312,726
Ratio of expenses to average net assets	1.13	%(b)	1.12%	1.10%	1.12%	1.13%	1.14%
Ratio of net investment loss
to average net assets	(0.02	%)(b)	(0.06%)	(0.02%)	(0.13%)	(0.32%)	(0.41%)

Portfolio turnover rate	123.0	%(a)	184.5%	207.0%	180.5%	247.4%	300.0%

(1)	Net investment loss per share was calculated using average shares outstanding.
*	Amount less than $0.005 per share.
(a)	Not Annualized.
(b)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

The Brandywine Funds
Notes to Financial Statements
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Brandywine Funds” or the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Accounting Pronouncements — Effective March 31, 2008, the Funds became subject to FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns. Each tax position must meet a recognition threshold that it is “more-likely-than-not” (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority. In evaluating whether a tax position has met the threshold, a Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position not deemed to meet the “more-likely-than-not” threshold is recorded as a tax expense in the current year.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of the major taxing jurisdictions, including the Internal Revenue Service. As of March 31, 2008, open taxable years consisted of the taxable years ended September 30, 2004 through 2007. No examination of either Fund is currently in progress.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies (Continued)

Each Fund has reviewed all its open taxable years for the major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on either Fund’s tax return for the taxable year ended September 30, 2007. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

The Brandywine Fund and Blue Fund pay each of the six independent directors annual fees of $25,000 and $16,000 each, respectively, reinvested in shares of each Fund. The lead independent director and chairman of the audit committee are paid an additional $5,000 annually, reinvested in shares of the Funds, divided proportionately among all the Brandywine Funds. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2008, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Paid during the Period	$77,202	$50,354

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $37,500,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the six months ended March 31, 2008, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2008.

(4)	Distributions to Shareholders
Net investment income and net realized gains, if any, are distributed to shareholders at least annually.
(5)	Investment Transactions and Related Costs
For the six months ended March 31, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale	Transaction	Ratio of Cost to
	Purchases	Proceeds	Cost	Average Net Assets
Brandywine Fund	$4,485,985,415	$4,432,021,524	$10,318,164	0.23%
Blue Fund	4,915,894,572	4,099,335,443	8,014,022	0.23

Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2008 (Unaudited)

(6)	Accounts Payable and Accrued Liabilities
As of March 31, 2008, liabilities of each Fund included the following:
	Brandywine	Blue
	Fund	Fund
Payable to brokers for investments purchased	$80,252,134	$97,991,074
Payable to Adviser for management fees	3,435,135	3,001,702
Payable to shareholders for redemptions	192,864	351,132
Due to custodian	54,540	—
Other liabilities	694,242	945,387

(7)	Sources of Net Assets
As of March 31, 2008, the sources of net assets were as follows:

	Brandywine	Blue
	Fund	Fund
Fund shares issued and outstanding	$3,851,462,296	$3,621,497,576
Net unrealized appreciation on investments	249,680,398	132,976,907
Overdistributed net realized gains and accumulated net realized losses, respectively	(14,116,748)	(130,002,694)
	$4,087,025,946	$3,624,471,789

(8)	Income Tax Information
The following information for the Funds is presented on an income tax basis as of March 31, 2008:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	on Investments
Brandywine Fund	$3,893,529,942	$418,999,082	$170,007,455	$248,991,627
Blue Fund	3,506,444,831	231,957,521	100,430,792	131,526,729

The following information for the Funds is presented on an income tax basis as of September 30, 2007:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$3,881,029,985	$979,008,687	$46,213,454	$932,795,233	$194,746,634	$328,980,521
Blue Fund	2,900,657,778	436,756,820	7,636,152	429,120,668	206,976,452	98,277,540

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2007 and 2006, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2007				September 30, 2006
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$—	$30,419,122	$—	$—	$—	$—
Blue Fund	19,042,368	48,228,925	—	—	35,062,637	11,307,770

For corporate shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2007, which is designated as qualifying for the dividends received deduction is 67% (unaudited).

For the shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 67% (unaudited).

Since there were no ordinary distributions paid for the Brandywine Fund for the year ended September 30, 2007, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
10/01/07	3/31/08	10/01/07-3/31/08
Brandywine Actual	$1,000.00	$ 874.60	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.50
Brandywine Blue Actual	$1,000.00	$ 899.80	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.70

*
Expenses are equal to the Funds’ annualized expense ratios of 1.09% and 1.13%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2007 and March 31, 2008).

Additional Director Information, Proxy Voting Policy and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2007 is available on the Funds’ website or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Brandywine Funds Advisory Agreements

On December 3, 2007, the Board of Directors of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC (“Friess”). Prior to approving the continuation of the advisory agreements, the Board considered:

•	the nature, extent and quality of the services provided by Friess
•	the investment performance of the Funds
•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds
•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale
•	the expense ratios of the Funds
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Funds. The Board concluded that Friess was providing essential services to the Funds. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also considered the  Funds’ portfolio turnover rate noting that Friess was not a “closet indexer”. The Directors also noted that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.

Capital Gains Update . . .

The Brandywine Funds finished the March quarter in net realized loss positions, meaning that halfway through their fiscal year the Funds have no accumulated capital gains to distribute. Gains and losses realized through the sale of holdings between now and September 30 will determine whether the Funds make distributions for fiscal 2008. Please check future quarterly reports for updates.

“Its army of analysts checks companies’ sales channels to see how products are moving before revenue numbers show up in earnings reports…Brandywine’s human intelligence is hard to replicate. I also like the fund’s attention to valuation, which lessens risk.”

Kiplinger’s Personal Finance, “In Praise of Big Mo,” April 8, 2008

BOARD OF DIRECTORS

William F. D’Alonzo	Foster S. Friess	Quentin Jackson
CEO and CIO	Chairman	Former President and CEO
Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Senior Advisor	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President; Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;  Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood     Report Staff: Rebecca Buswell, David Marky, Adam Rieger

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Brandywine Fund, Inc. are periodically evaluated.  As of April 16, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Brandywine Fund, Inc.  are periodically evaluated.  There were no changes to Brandywine Fund’s internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Fund, Inc.
Registrant

By  /s/William F. D’Alonzo
   William F. D’Alonzo Principal Executive Officer

Date  April 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Fund, Inc.
Registrant

By  /s/Lynda J. Campbell
   Lynda J. Campbell,  Principal Financial Officer

Date  April 16, 2008